Exhibit 99.1
Largest Operator of CBM Natural Gas in Illinois Canaccord Adams Boston, MA August 8, 2007 Presenters: Jim Azlein, Chairman, President & CEO Jim Craddock, Senior VP & COO

Some of the statements contained in this press release may be deemed to be forward-looking in nature, outlining future expectations or anticipated operating results or financial conditions. Such forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause actual results or conditions to differ materially from the information expressed or implied by these forward- looking statements. Some of the factors that could cause actual results or conditions to differ materially from our expectations, include, but are not limited to: (a) our inability to generate sufficient income or obtain sufficient financing or draws under our advancing term credit agreement to fund our operations or future drilling plans, (b) our inability to retain our acreage rights at our projects, at the expiration of our lease agreements, due to insufficient CBM production, or for other reasons; (c) our failure to accurately forecast CBM production, (d) displacement of our CBM operations by coal-mining operations, which have superior rights in most of our acreage, (e) our failure to accurately forecast the number of wells that we can drill, (f) a decline in the prices that we receive for our CBM production, (g) our failure to accurately forecast operating and capital expenditures and capital needs due to rising costs or different drilling or production conditions in the field, (h) our inability to attract or retain qualified personnel with the requisite CBM or other experience, and (i) unexpected economic and market conditions, in the general economy or the market for natural gas. We caution readers not to place undue reliance on these forward-looking statements. Forward-Looking Statements Headquarters BPI Energy 30775 Bainbridge Road Suite 280 Solon, OH 44139 United States Of America Contact Phone: (440) 248-4200 Fax: (440) 248-4240 www.bpi-energy.com BPG CORPORATE INFORMATION

WHO IS BPI ENERGY? Early-stage natural gas company opportunistic, long-term view We control approximately 500,000 net operated-acres in Illinois Operational team with extensive CBM production experience 850 Mcf/d production and 14.7 Bcf of reserves Strategy: Focus on underexploited CBM niche in Illinois Full-cycle control: 100% WI leases, large drilling inventory, gathering system Optimize completion and production efficiency through technology Balance sheet $9.1MM of debt and $11.3MM of cash at 07/31/2007 American Stock Exchange listing: BPG 72.52MM fully diluted shares outstanding 273,962 average daily volume (3 months) 52-week range: $0.45 - $1.65 Management owns 11%

COMPETITIVE ADVANTAGES First mover benefit Significant holder of acreage in Illinois Basin Dominating the basin creates competitive advantage for services, infrastructure build-out and acquisitions Large and significant CBM asset Significant exploration opportunity Experienced technical team in CBM exploration and development Expertise from San Juan Basin, Black Warrior, Raton and others Compelling economics Natural gas trades at premium to Henry Hub, Rockies or Mid-Continent competitors Regional consuming markets are in need of repeatable and long-lived gas resources No EIS issues

OUR MANAGEMENT TEAM Jim Azlein, President and CEO since 8/2001. Instrumental in taking BPI from concept to exploration to development phase. Twenty years international project development and management. Randy Elkins, Acting CFO since 10/2006. Controller since 2/2005. CPA with more than 14 years experience in accounting and auditing. Jim Craddock, Senior VP and COO , joined BPI in 5/2006 after serving as Chief Engineer of Burlington Resources. Oil and gas professional since 1981. Randy Oestreich, VP of Field Operations. Worked for Halliburton for 28 years before joining BPI in 3/2005. He was a member of Halliburton's CBM Solutions Team. Dan Anderson, Director of Properties. More than 25 years of oil and gas, and land experience. Joined BPI in 1/2002.

OUR TECHNICAL TEAM Michael Dawson, Senior Geological Advisor. Joined BPI 9/2006 after working at Burlington Resources for 26 years, predominantly in CBM and other unconventional plays. A 29-year oil and gas veteran. James Erlandson, Senior Staff Engineer. Joined BPI 9/2006 from Burlington after 9-year career working unconventional reservoirs in the U.S. and Canada. Brad Sutton, Senior Staff Engineer. Joined BPI in 9/2006 from Energen Resources. During his 9-year career, he has worked on CBM development in the San Juan and Powder River Basins, and conventional gas and tertiary oil development in the Permian Basin. Kelly Sutton, Senior Staff Engineer. Joined BPI in 9/2006 from Energen Resources following a 7-year career in which she gained extensive CBM expertise and completion and reservoir modeling skills.

BUSINESS STRATEGY AND PROCESSES Dominate Illinois Basin Aggregate and operate large, contiguous acreage positions at low leasehold cost Expand production at Delta Connect new wells Drill additional development wells Develop exploration projects Test-wells de-risk & high-grade exploration process Pilots assess development potential Control and exploit downstream opportunities Own and operate the gathering system to control costs Maintain financial discipline Operate at low cost (Monthly LOE per well) Continuously improve drilling, completion and production technology and techniques

TIMELINE OF MILESTONES – CONCEPT TO REALITY

BPI ENERGY

January 1, 2001

Year	Property Acquisition Activities	Testing, Development and Production Activities
January 1, 2001	BPI acquires 43,000-acre Delta Lease in Southern Illinois Basin	
2002	BPI expands total acreage to 164,000 acres	*Conducted initial testing at Southern Project* (2002–2004)
2003	BPI CBM rights now cover 322,270 acres	
2004	BPI CBM rights grow to 354,185 acres	Commences initial pilot development program with drilling of single-seam wells at Southern Project
	BPI CBM rights cover 418,435 acres	
2005		Gas sales commence
		Schlumberger issues initial gas reserve report
2006	BPI CBM rights expand to cover approximately 500,000 acres	Gas sales up tenfold over first three quarters of FY 2006
		Adds Craddock to technical team as Sr. VP of Operations
		Commences 10 well pilot project at Shelby
2007		Drills 45 new wells, currently connecting
		Commences 10 well pilot project at Macoupin
		Raises $75MM new capital ($10.2MM immediately available)

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Greater Green River 314 Tcf Wind River 6 Tcf Powder River 39 Tcf Uinta 10 Tcf San Juan 84 Tcf Piceance 99 Tcf Forest City / Cherokee 7 Tcf Illinois 21 Tcf Northern Appalachian 61 Tcf Central Appalachian 5 Tcf Black Warrior 20 Tcf Raton 10 Tcf ILLINOIS BASIN - UNDEREXPLOITED RESOURCE Roughly 60,000 square miles, or the size of approximately ten San Juan Basins Largest undeveloped CBM opportunity outside the Rockies Large energy consuming markets: approximately 9.9 million households and 1.7 million Commercial/industrial users Excellent infrastructure: The Illinois Basin is a crossroads for interstate and intrastate pipelines

ILLINOIS BASIN – GEOLOGIC FOOTPRINT

BPI ENERGY

High Volatile B and C Bituminous Coal — most desirous coal can be found in as many as 9 discrete zones



Optimal Coal Quality
Powder River
Illinois
San Juan
Raton
Central Appalachian
Lignite
Sub-Bituminous
Bituminous
Anthracite



Illinois Basin Penn. Coals
Average 500 ft. depth
Shelburn
Carbondale
Tradewater
Danville
Herrin
Springfield
Houchin Creek
Colchester
Dekoven
Mt. Rorah
Murphysboro
Willis

Obtained from the website www.isgs.us

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Source: Netherland Sewell & Associates & BPI ILLINOIS BASIN - A SIGNIFICANT CBM PROVINCE Coal Basin or Deposit Coal Rank Typical Depth (feet) Typical Net Coal (feet) Typical Gas Content (SCF/ton) Typical Well Spacing (acres) In-situ Density (g/cm3) Avg. Well Production (Mcfd) Illinois Hvb/c 500 22 78 80 1.35 40-80 San Juan Hvb 2,500 70 430 320 1.54 2,000-5,000 Black Warrior Mvb 3,000 25 350 80 1.4 100 Central Appalachian Mvb 2,000 16 n/a 80 n/a 120 Piceance Hvb 5,500 80 768 40 1.35 140 Powder River Sb 1,000 75 30 40-80 1.34 100-750 Uinta Hvb 3,400 24 400 160 1.54 690 Arkoma Hvb 2,200 6 250 n/a n/a 50 Raton Hvb 2,200 25 400 160 1.50 300

WELL ECONOMICS TYPICAL ILLINOIS BASIN WELL 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 Gas (MCFD) 0 3 13 24 33 40 46 52 56 61 65 68 71 74 76 78 79 80 81 81 81 81 80 80 79 79 78 77 76 75 74 73 72 71 69 68 67 66 65 64 62 61 60 59 58 57 55 54 53 52 51 50 49 48 47 47 46 45 44 43 42 41 41 40 39 38 38 37 36 36 35 34 34 33 32 32 31 31 30 30 29 29 28 28 27 27 26 26 25 25 24 24 23 23 23 22 22 22 21 Water (BWPD) 44.92 45.98 44.63 48.89 48.56 47.11 43.59 40.42 37.6 34.91 32.49 30.22 28.11 26.28 24.51 22.96 21.5 20.19 18.96 17.82 16.81 15.86 14.99 14.17 13.41 12.75 12.1 11.5 10.93 10.41 9.91 9.45 9.03 8.63 8.26 7.9 7.56 7.27 6.97 6.7 6.43 6.18 5.94 5.71 5.51 5.31 5.12 4.96 4.78 4.63 4.48 4.34 4.2 4.07 3.94 3.81 3.69 3.58 3.47 3.37 3.27 3.2 3.12 3.03 2.95 2.88 2.8 2.73 2.66 2.59 2.49 2.46 2.4 2.35 2.29 2.24 2.18 2.13 2.08 2.03 1.99 1.94 1.9 1.86 1.82 1.78 1.74 1.71 1.67 1.64 1.61 1.57 1.56 1.53 1.48 1.45 1.43 1.4 1.38 Typical Well Economics Investment: $186 M Gross Reserves: 185 MMCF NPV (10%): $134 M IRR: 42% Gas Water Gas Rate (Mcfd) / Water Rate (Bwpd)

DELTA SOUTHERN BASIN PROJECT - PRODUCING ACREAGE 10,000 acres (100% WI, 92% NRI) 91 producing wells, 2 SWDs 17 new wells w/o completion 36 wells to be developed near-term New compressor increases capacity to 1.5 MMcf/d 19.4 Bcf of resource potential Multiple producing horizons BPI Acreage Development Project Producing Wells Development Gathering Lines Major Transmission Line Distribution/Gathering Line

DELTA PRODUCTION Date Gas Water Well Count 6/9/2004 0 114 2 6/10/2004 0 217 5 6/11/2004 0 174 5 6/12/2004 0 266 5 6/13/2004 0 173 5 6/14/2004 3 138 5 6/15/2004 0 116 5 6/16/2004 0 93 5 6/17/2004 0 199 6 6/18/2004 0 129 6 6/19/2004 0 242 6 6/20/2004 0 216 6 6/21/2004 0 203 6 6/22/2004 0 184 6 6/23/2004 0 136 6 6/24/2004 0 234 6 6/25/2004 0 209 6 6/26/2004 0 177 6 6/27/2004 0 187 7 6/28/2004 13 199 7 6/29/2004 12 216 7 6/30/2004 9 172 7 7/1/2004 11 144 7 7/2/2004 10 125 7 7/3/2004 51 154 7 7/4/2004 16 147 7 7/5/2004 14 139 7 7/6/2004 15 154 9 7/7/2004 12 253 9 7/8/2004 30 194 9 7/9/2004 54 212 9 7/10/2004 67 322 9 7/11/2004 64 331 10 7/12/2004 90 376 10 7/13/2004 119 367 10 7/14/2004 127 430 10 7/15/2004 121 350 10 7/16/2004 129 377 10 7/17/2004 141 377 10 7/18/2004 140 345 10 7/19/2004 135 425 10 7/20/2004 129 374 10 7/21/2004 128 347 10 7/22/2004 130 331 10 7/23/2004 124 461 10 7/24/2004 119 420 10 7/25/2004 115 341 10 7/26/2004 119 742 10 7/27/2004 117 754 10 7/28/2004 114 737 10 7/29/2004 113 692 10 7/30/2004 107 687 10 7/31/2004 105 747 10 8/1/2004 105 649 10 8/2/2004 108 509 10 8/3/2004 112 501 10 8/4/2004 114 507 10 8/5/2004 111 600 10 8/6/2004 109 471 10 8/7/2004 105 475 10 8/8/2004 108 482 10 8/9/2004 112 483 10 8/10/2004 111 483 10 8/11/2004 108 462 10 8/12/2004 106 473 10 8/13/2004 107 521 10 8/14/2004 107 508 10 8/15/2004 110 493 10 8/16/2004 111 488 10 8/17/2004 112 490 10 8/18/2004 112 503 10 8/19/2004 114 502 10 8/20/2004 113 477 10 8/21/2004 110 460 10 8/22/2004 112 463 10 8/23/2004 115 467 10 8/24/2004 114 618 10 8/25/2004 135 598 10 8/26/2004 129 672 10 8/27/2004 116 590 10 8/28/2004 120 634 10 8/29/2004 115 445 10 8/30/2004 114 507 10 8/31/2004 113 416 10 9/1/2004 115 441 10 9/2/2004 115 406 10 9/3/2004 116 413 10 9/4/2004 114 389 10 9/5/2004 97 276 10 9/6/2004 114 338 10 9/7/2004 107 412 10 9/8/2004 104 420 10 9/9/2004 105 409 10 9/10/2004 108 365 10 9/11/2004 109 361 10 9/12/2004 106 376 10 9/13/2004 107 416 10 9/14/2004 111 459 10 9/15/2004 113 434 10 Gas Water Wells Gas Rate (Mcf) / Well Count Water Rate (Bwpd) 5 New Wells Tied-In to Sales, 17 to Complete and Connect Pipeline Shut-in NRU Start-up New Compressor

DELTA DELTA FIELD DEVELOPMENT Producing (91 wells) Pending Completion (17 wells) Near-Term Development (36 wells)

DELTA FIELD - EXPANDED CENTRAL FACILITY

SHELBY 1 MACOUPIN PILOT 10-well pilot project Testing and evaluating completion methods 5 wells cased and fraced (June 2007) 5 wells completed open hole (July 2007) Initial production rate of 15 Mcf/d Initial key factors: Depth (ft) 450 Coal thickness (ft) 15 Permeability (md) 4.0 Saturation (%) 43 Avg. Well Cost ($M) 131

BPI'S EXPLORATORY PROCESS Staged Development Step 1 - Test Wells MO IN KY IL

BPI'S EXPLORATORY PROCESS Staged Development Step 1 - Test Wells Step 2 - Pilots MO IN KY IL

BPI'S EXPLORATORY PROCESS Staged Development Step 1 - Test Wells Step 2 - Pilots Step 3 - New Fields MO IN KY IL

41 FINANCING FOR GROWTH Line of Credit with potential up to $75 million Supports development of proved reserves at Delta Advances exploration program Grows acreage position

CBM PEER GROUP COMPARISONS Company Shares O/S Daily Trading Volume Net Debt / EV* Enterprise Value (EV) 08/01/2007** Proved Reserves $EV / Mcf BPI Energy 72.52 MM 273.962 Zero $44.2 MM 14.7 Bcfe $2.86 CNX Gas 150.9 MM 324,448 Zero $3,946.9 MM 1,265.0 Bcfe $3.12 Storm Cat Energy 80.9 MM 181,552 9% $85.1 MM 25.0 Bcfe $3.40 PRB Energy 8.6 MM 30,130 63% $52.7 MM 10.0 Bcfe $5.27 Pinnacle Gas Resources 28.9 MM 86,022 2% $164.8 MM 20.3 Bcfe $8.12 * As of 08/01/2007. ** BPI Energy Enterprise Value includes new financing with debt of $9.1MM and cash on-hand of $11.3MM as of 08/01/2007.

VALUE PROPOSITION BPI ENERGY (AMEX: BPG) Experienced management and operating team to explore and develop the resource Over 130 years of combined experience developing resource plays in North America Insiders own 11% of company Significant and growing CBM asset base Recent financing provides cash for drilling and growing the company Undervalued relative to peers

Largest Operator of CBM Natural Gas in Illinois Canaccord Adams Boston, MA August 8, 2007 Presenters: Jim Azlein, Chairman, President & CEO Jim Craddock, Senior VP & COO